Statement of Additional Information Supplement	June 22, 2018

Putnam Multi-Cap Core Fund
Statement of Additional Information dated August 30, 2017

Effective immediately, the fundamental investment restrictions in the section INVESTMENT RESTRICTIONS are supplemented with the following:

(10) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

For purposes of the fund’s fundamental policy on commodities and commodities contracts (#10) above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

SAI supplement 6/2018